UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2012

CAPITAL REALTY INVESTORS, LTD
 (Exact name of registrant as specified in its charter)
____________________

District of Columbia	0-11149	52-1219926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11200 Rockville Pike

Rockville, MD

 (Address of principal executive offices)

Registrant’s telephone number, including area code:
301-468-9200

[   ]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Capital Realty Investors, Ltd. (the “Company”) was informed by Reznick Group, P.C. (“Reznick Group”), the Company’s independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP (J. H. Cohn).  In connection with the business combination J.H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On November 8, 2012,  Reznick Group resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has appointed CohnReznick as the Company’s independent registered public accounting firm effective November 8, 2012.

Reznick Group’s reports on the Company’s financial statements for the fiscal years December 31, 2011 and 2010 and through the subsequent interim period November 8, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through November 8, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group would have caused Reznick Group to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through November 8, 2012, neither the Company, nor anyone on its behalf, consulted CohnReznick regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by CohnReznick that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of the Reznick Group’s letter, dated November 8, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL REALTY INVESTORS, LTD.
(Registrant)

	by:	C.R.I., Inc.
Managing General Partner

		by:	/s/ H. William Willoughby
H. William Willoughby
November 8, 2012			Director, President, Secretary,
DATE			Principal Financial Officer and
Principal Acount Officer

Exhibit Index

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 8, 2012.